UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 28, 2005

WESTLAKE CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

The disclosures in Item 5.02 below are incorporated by reference into this Item 1.02.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)

On November 28, 2005, Ms. Ruth I. Dreessen, Senior Vice President and Chief Financial Officer and a director of Westlake Chemical Corporation, notified the company that she was resigning her position as an officer and director of the company effective as of December 31, 2005, to accept a position with another company. Ms. Dreessen’s employment agreement with the company dated July 23, 2004, will terminate in connection with her departure. See the company’s press release dated November 29, 2005, attached to this Form 8-K as Exhibit 99.1.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press release dated November 29, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION

By:	/s/ Albert Chao
Albert Chao
President and Chief Executive Officer

Date: November 29, 2005

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